BiomX

Company Introduction

September 2019



Disclaimer

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute an offer to sell, solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Chardan Healthcare Acquisition ("CHAC") or BiomX Ltd. ("BiomX") or any of BiomX or CHAC's affiliate securities (as such term is defined under the U.S. federal securities laws). The information contained herein does not purport to be all-inclusive and is qualified in its entirety by the definitive merger agreement entered into July 16, 2019 filed by CHAC on a Current Report on Form 8-K on July 16, 2019. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling contained herein is not an indication as to future performance. CHAC and BiomX assume no obligation to update the information in this Investor Presentation. Neither CHAC or BiomX accepts any liability whatsoever for any losses arising from the use of this Investor Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Investor Presentation is being provided for use only by the intended recipient.

No representation or warranty (whether expressed or implied) has been made by CHAC, BiomX or any of their respective affiliates with respect to the matters set forth in this Investor Presentation, and the recipient disclaims any such representation or warranty. Only those particular representations and warranties of CHAC, BiomX or any of their respective affiliates made in a definite written subscription agreement, if any, regarding the matters set forth in this Investor Presentation (which will not contain any representation or warranty relating to this Investor Presentation or information contained in or omitted from this Investor Presentation) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect. At any time upon the request of CHAC for any reason, recipient shall promptly deliver to CHAC or securely destroy this Investor Presentation and any other documents furnished to recipient by or on behalf of CHAC or BiomX without keeping any copies, in whole or part, thereof.

BiomX

Disclaimer Continued

Forward-Looking Statements

This Investor Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “forecast,” “intend,” “target,” “believe,” will,” “expect,” “estimate,” “plan,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements about our beliefs and expectations and the estimated financial information and other projections contained herein. Examples of forward-looking statements include, among others, statements made in this Investor Presentation regarding the revenues, earnings, performance, strategies, prospects and other aspects of the business of BiomX, CHAC or the combined company after completion of the proposed transaction (“the Business Combination”). Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the merger agreement between CHAC and BiomX (the “Merger Agreement”) with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against CHAC, the combined company, or others following the announcement of the Business Combination and the Merger Agreement; (3) the inability to complete the Business Combination due to the failure to obtain approval of CHAC’s stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet NYSE American listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of BiomX as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners, obtain adequate supply of raw materials and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that BiomX or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) BiomX estimates of expenses; (12) the impact of foreign currency exchange rates and interest rates fluctuations on the results of BiomX or the combined company; and (13) other risks and uncertainties indicated in this Investor Presentation under “Risks Related to Projections and Pro Forma Presentation,” the proxy statement of CHAC (the “Proxy Statement”) to be filed by CHAC with the Securities and Exchange Commission (the “SEC”) in connection with the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by CHAC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. CHAC and BiomX undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Industry and Market Data

In this Investor Presentation, BiomX relies on and refers to information and statistics in the sectors in which it intends to compete. BiomX obtained this information and statistics from third-party sources believed to be reliable, including reports by market research firms. BiomX has supplemented this information where necessary with its own internal estimates, taking into account publicly available information about other industry participants and its management’s best view as to information that is not publicly available. Neither BiomX nor CHAC has independently verified the accuracy or completeness of any such third-party information.

BiomX

Chardan Healthcare Investment Criteria

- Venture-backed healthcare company in the biopharma or digital health sector
- Public-company-ready management team
- Actively considering public listing
- $200-$500mm IPO valuation
- Upcoming catalysts to drive valuation post-business combination

BiomX

Transaction Overview: CHAC Merging with BiomX Ltd.

Business combination creates a leading publicly traded microbiome discovery company

Transaction Summary[1]

- CHAC to merge with BiomX Ltd. to create a publicly-listed company focused on delivering novel microbiome-based technologies designed to improve the appearance of acne-prone skin[2] and treat conditions such as inflammatory bowel disease, primary sclerosing cholangitis, and cancer
- *Pro forma* valuation of $254 million
- ~$99 million of post-transaction cash
- BiomX securityholders to roll 100% of their vested equity holdings in the transaction, resulting in ~73% *pro forma* ownership post merger
- 16.625 million shares[3] to be issued to BiomX securityholders at $10.00 per share
- Earn-out provision provides certain shareholders of BiomX additional potential milestone-based equity consideration as follows:
  - 6,000,000 in total potential earn-out shares if the share price exceeds each of $16.50, $22.75 and $29.00 by FYE21, FYE23 and FYE25, respectively[4]

Post Transaction Ownership


CHAC Sponsors 7%
CHAC Public Shareholders 20%
BiomX Initial Shareholders 73%

(1) Assuming no redemptions from the CHAC shareholders.
(2) For brevity, from here forward in this presentation we use the term "acne" to mean acne-prone skin.
(3) Includes vested securities convertible into CHAC shares.
(4) Based on VWAP during any 20 out of a 30-day period.

BiomX

Transaction Summary[1]

Pro forma valuation	
Illustrative share price (per share)	$10.00
Vested securities outstanding (million)	25.375
Equity Value	**$253,750,000**
Estimated post-close cash on Balance Sheet	**$99,000,000**

Sources of Funds	
CHAC Cash in Trust	$70,000,000
BiomX Shareholder Equity Rollover	$166,250,000
Sponsor Promote	$17,500,000
Total Sources	**$253,750,000**

Uses of Funds	
Equity Issued to BiomX Shareholders	$166,250,000
Additional cash to BiomX Balance Sheet	$69,000,000
CHAC Estimated Transaction Costs	$1,000,000
Sponsor Promote	$17,500,000
Total Uses	**$253,750,000**

Pro Forma Ownership with Earn-out to BiomX and % total ownership (1) (Millions of shares)								
	Pro Forma Share Price, per share							
	$10.00		$16.50		$22.75		$29.00	
	Shares	%	Shares	%	Shares	%	Shares	%
BiomX Initial Shareholders	18.625		18.625		18.625		18.625	
Earn-out Shares, cumulative			2.000		4.000		6.000	
BiomX Initial Shareholders	18.625	73%	20.625	70%	22.625	70%	24.625	70%
CHAC Public Shareholders	5.000	20%	6.061	21%	6.731	20%	7.112	20%
CHAC Sponsors	1.750	7%	2.629	9%	3.184	10%	3.500	10%
Pro Forma Shares Outstanding	25.375	100%	29.315	100%	32.540	100%	35.237	100%

BiomX

(1) Assuming no redemptions from the CHAC shareholders, giving effect to warrants to exercisable at $11.50 per share, using treasury method to calculate fully diluted shares outstanding and 2 million shares of currently outstanding CHAC shares purchased at closing by current BiomX investors.

Executive Summary

Phage: A disruptive technology targeting significant market opportunities

- The customized (natural and engineered) phage platform is disruptive and has a long history of use in humans and animals [1]
- Investment momentum in phage modality has been seen in recent months
- Acne is a significant initial opportunity, with a potential cosmetic commercialization path (Approximately a $4 bn global cosmetic market[2])
- IBD, primary sclerosing cholangitis (an orphan indication), and oncology are significant opportunities

Investors: Robust science fuels support from leading life sciences and strategic investors

- The platform and IP portfolio originate from leading scientists at MIT and the Weizmann Institute
- Strong support exists from institutional life sciences investors
- BiomX insiders include big biopharma investors, which could support meaningful future partnerships

Catalysts: Several value inflection points (acne, IBD, PSC) over an expected 2-3-year period

- ~$100mm of post-transaction cash offers certain clinical valuation inflection points
- Platform PoC acne data read out expected in 1Q20, with PoC expected to follow in IBD (2020) and PSC (2021)
- Performance is likely on microbiome sector macro, given modest valuation and upcoming clinical data

(1) *Kortright et al. (2019), Cell Host & Microbe; Schmidt et al. (2019), Nature Biotechnology*
(2) *Global Anti Acne Cosmetics Industry Market Research Report 2019, Wise Guy Reports*

BiomX

Leadership Team

Management Team

Jonathan Solomon CEO and Board Member — Proclara Biosciences, BiomX

Assaf Oron CBO — POC Ltd, ChondroSite, evogene, BiomX

Sailaja Puttagunta, MD CMO — Pfizer, Durata Therapeutics, Allergan, Iterum Therapeutics, BiomX

Sigal Fattal[1] CFO — Ectel Ltd, TransPharma Medical, evogene, BiomX

Scientific Founders

Prof. Rotem Sorek — מכון ויצמן למדע Weizmann Institute of Science

Prof. Eran Elinav — מכון ויצמן למדע Weizmann Institute of Science

Prof. Timothy K. Lu — MIT BE Biological Engineering

(1) Following the closing of the transaction Sigal Fattal will transition from the CFO role.

BiomX

Leadership Team

Board of Directors

Rob Woodman, PhD

Erez Chimovits

Zeev Zehavi

Henk Brulleman

Eric de La Fortelle, PhD

Yaron Breski

BiomX

Mission Statement

We develop precision medicines in the microbiome sector using customized phage therapies that target harmful bacteria in chronic diseases such as IBD and cancer.

Unique Position

Technology	• Phage discovery platform • Proprietary synthetic biology capabilities • Cutting-edge data science • In-house manufacturing	MIT; Weizmann Institute of Science
Pipeline	• Initial 4 programs: acne, IBD, PSC (a liver disease), colorectal cancer • Phase I data in acne expected in Q1 2020 • Phase I data in IBD expected in H2 2020 • Phase I/II data in PSC expected in 2021	
Exclusive access to novel targets	• Proprietary targets in IBD and PSC • Target discovery and validation platform steered by cutting-edge research of scientific founders	Science; nature microbiology
Partnerships	• Acne collaboration with leading global cosmetic company • Biomarker discovery in IBD for key Janssen (J&J) IBD drug	Janssen
Leading life science and strategic investors	OrbiMed Healthcare Fund Management; Johnson & Johnson; Takeda; Seventure; 8VC	

BiomX

Growing Evidence of Harmful Bacteria Role in Acne and Chronic Diseases

PSC

Klebsiella pneumoniae strains induce leaky gut and initiate liver inflammation and fibrosis

Nakamoto et al. (2019), *Nature Microbiology*

Colorectal cancer

Reducing *Fusobacterium* load results in reduced cancer cell proliferation and tumor growth

Bullman et al. (2017), *Cell*



Acne

Propionibacterium acnes is associated with acne vulgaris

Fitz-Gibbon et al. (2013), *J Invest Dermatology*

IBD

Klebsiella pneumoniae strains cause aberrant activation and stimulation of the immune system

Atarashi et al. (2017), *Science*

BiomX

Phage • Nature's Precision Targeting Vector

Phage bind only to specific bacterial strains



Phage have an amplifying lifecycle

1. Locate
2. Inject
3. Infect
4. Multiply
5. Assemble
6. Eradicate
7. Seek


1
2
3
4
5
6
7

Source: Kortright et al. (2019), Cell Host & Microbe

BiomX

Phage Technology Platform

Phage Hunting

- Sample sourcing
- Automated sample processing
- SynBio prophage extraction

Phage Engineering (SynBio)

- Host range expansion
- Lysogenic to lytic
- Payload incorporation



Customized
Phage Cocktail

Cocktail Optimization

- Multi-dimensional optimization *in vitro* and *in vivo*: host range, biofilm, resistance, receptor analysis, toxic genes

BiomX

Proprietary Synthetic Biology Capabilities

Expanding phage host range against multiple targets


Phage C
Phage A
Phage B
Phage synthetic engineering
KP2
KP2
KP7
KP7
2 different bacterial targets

Switching phage mode of action from lysogenic to lytic


Lysogenic to lytic
Repressor deletion
Lysogenic
Lytic

Source: Internal experiments

BiomX

Pipeline

	Phage discovery	Preclinical	Phase I	Phase II	Partners
Product Candidates					
Acne • BX001[1]	██████	██████		• Phase I results expected 1Q20 • Phase II results expected 2H20	Global cosmetics company
IBD • BX002	██████	████		• Pre-IND meeting expected 2H19 • Phase I results expected 2H20	
PSC • BX003	██████	████		• Pre-IND meeting expected 2H20 • Phase I/II results expected 2H21	
Colorectal cancer	████				

	Biomarker discovery	Validation	Development	Partners
Diagnostics				
IBD (responder/ non-responder)	████			Janssen

(1) *BX001 is intended to be developed and commercialized as a cosmetic*

BiomX

Acne • Indication Offers Quick Phage Platform POC

- Strong rationale for phage approach: Biology underpins efficient eradication of *P. acnes*
- Will run clinical trial in collaboration with a leading multi-national cosmetic company
- Approximate $4 billion global cosmetic market exists[1]



(1) Global Anti Acne Cosmetics Industry Market Research Report 2019, Wise Guy Reports

Acne • BX001 Product Attributes

- Active *in-vitro* on 96% of tested *P. acnes* clinical strains
- Active *in-vitro* on antibiotic-resistant strains
- Self-amplifying: 50-100 phage per bacteria killed
- Penetrates biofilm (in contrast to antibiotic erythromycin)
- Highly specific: Does not affect other skin microbiome bacteria
- Proprietary gel formulation

BX001
A topical gel containing natural phage against *P. acnes* to modulate skin microbiome


BX001 BiomX

Sources: Internal experiments;

BiomX

Acne • BX001 Pre-clinical Results

BX001 eradicates *P. acnes*



1.2
1
0.8
0.6
0.4
0.2
0
Optical Density
Non-infected acne strain
BX001
0
30
60
90
120
150
Hours

Phage cocktails penetrate biofilm



1.00E+07
1.00E+06
1.00E+05
1.00E+04
1.00E+03
1.00E+02
1.00E+01
1.00E+00
Bacterial Counts (CFU/mL)
24h
48h
No phage
Erythromycin (100 µg/mL)
3 phage Cocktail 1
3 phage Cocktail 2
4 phage Cocktail

Source: Internal experiments

Acne • BX001 Pre-clinical Results

Release of active phage from gel on *P. acnes* bacterial lawn



PA1 lawn
P. acnes
lawn
Cleared area after gel application

Black: Where gel with BX001 was applied
Red: Area of phage activity (eradicated *P. acnes*)

Release of active phage from gel on human skin artificially infected with *P. acnes*



Effect of phage on P. acnes colonized skin
10000.00
1000.00
100.00
10.00
1.00
cfu/cm2
*
*
Bacterial reduction on human skin after gel application
Single application
Repeat application
Single application
Repeat application
Placebo
Formulated BX-001

*P<0.05

Source: Internal experiments

BiomX

Acne • BX001 Planned Clinical Trials

Phase I	Phase II

Phase I

4-week study (placebo-controlled)

- **Objectives**
  - i. Safety
- **Exploratory endpoints**
  - i. Reduction of *P. acnes* (efficacy)
  - ii. Skin microbiome evaluation
  - iii. Lesion numbers (efficacy, trend)
- **75 patients total over 3 cohorts**
  - – 2 doses + 1 placebo (vehicle)
  - – 25 patients per cohort

Phase II

8-week study (placebo-controlled)

- **Objectives**
  - i. Safety and efficacy
- **Endpoints**
  - i. Reduction of *P. acnes* (efficacy)
  - ii. Skin microbiome evaluation
  - iii. IGA and lesion numbers (efficacy)
- **100 patients total over 2 cohorts**
  - – 1 dose + 1 placebo (vehicle)
  - – 50 patients per cohort


Phase I
Phase II
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

BiomX

IBD • Targeting Pro-inflammatory *Klebsiella* Strains

Science AAAS

Pro-inflammatory *Klebsiella* strains affect IBD pathology


Disease state
Induce inflammation
TH1

Inflammatory induction is seen in GF mice


GF + 7 other mix
GF + target strain
10.7
32.4
TH1
IFN-g
IFN-g

Higher abundance of *Klebsiella* strains in IBD patients


Abundance of *Klebsiella* strains
% relative
PRISM
UPenn
CD
UC
non-IBD
CD
non-IBD

Activity of bacterial target confirmed by BiomX

Source: Atarashi et al. (2017), Science

BiomX

PSC • *Klebsiella* Identified as Novel Pathobiont

nature microbiology

Discovery approach



Fecal samples From PSC patients

Metagenomic analysis of gut microbiota composition

GF mice



Humanized microbiota mice



Analysis of immune response

Th17 is induced in livers of GF mice inoculated with fecal samples from PSC patients


Liver
Th17
% IL-17+ / CD4
10
8
6
4
2
0
GF H1 H2 H3 H4 P1 P2 P3 P4 P5 U1 U2 U3 U4 U5
Healthy
PSC patients
Colitis patients

KP isolated from mice's lymph nodes colonized with patient samples

	Liver	MLN	Spleen
SPF mice	ND		ND
HC-gnotobiote	ND		ND
PSC/UC-gnotobiote	ND		ND

***Klebsiella pneumoniae* plays a gating role**

***Klebsiella pneumoniae* (KP) is a specific gut pathobiont of PSC that is an intestinal barrier disrupter and is pro-inflammatory (*"leaky gut"*)**

Source: Nakamoto et al. (2019), Nature Microbiology

BiomX

PSC • Bacterial Pathogens Contribute to Orphan Liver Disease



PSC (primary sclerosing cholangitis)

Characterized by stricturing of bile ducts that impedes the flow of bile to the intestines and gradually leading to cirrhosis of the liver and liver failure.

- **~30,000 patients** in the US
- **10–15 years** until liver transplant is required
- **No existing therapy** to avoid eventual liver transplant

- Evidence that manipulation of the microbiome impacts the disease
- High abundance of bacteria found in bile fluid of patients
- A majority of PSC patients suffer from ulcerative colitis

Hepatology. (2013) Dec;58(6):2045-55, *UpToDate*, *MedScape*

Source: NEJM 2016, PSC Review, LaRusso and Lazaridis

BiomX

BX002 for IBD • Looking to Address Resistance by Using Phage Cocktails

How a phage cocktail overcomes resistance



Phage cocktail
Bacteria target

Phage cocktails are rationally optimized to prevent resistance by targeting multiple bacterial receptors and defense mechanisms

Infection dynamics of phage cocktails (*in vitro*)



Comparing various phage cocktail combinations
OD600
0.5
0.4
0.3
0.2
0.1
0
0
5
10
15
Time post infection [h]
Uninfected
(no phage)
Sub-optimal cocktails:
Resistant strains
Optimized cocktails:
No-resistant strains

Source: Internal experiments

BX002 for IBD • Cocktail Composition Drives Activity

1st-generation phage cocktail (in-vivo)



Fecal bacterial load
Application of phage
CFU/gr stool
Control
1st-gen cocktail
LOD
Day from inoculation

*P < 0.01

Adding 2 phages with new MOA

2nd-generation phage cocktail (in-vivo)



Fecal bacterial load
Mucosa
Application of phage
CFU/1gr stool
Control
2nd-gen cocktail
Day from inoculation
CFU/gr tissue
Control
Phage cocktail

*P<0.05 ; **P < 0.001

Source: Internal experiments

BiomX

IBD • Planned Clinical Development - Phase 1

Study	Phase 1a/b
Study objectives	▪ Primary: • Safety and tolerability of orally-administered BX002 ▪ Secondary: • Reduction of target bacteria levels in stool • Evaluation of microbial composition in stool ▪ Exploratory: • Local inflammatory
Population	▪ Target bacteria carriers – patients or healthy individuals
Cohorts	▪ 30-45 patients across 3 cohorts ▪ 2 dose levels + placebo (vehicle) ▪ 10-15 patients per cohort
Treatment route, duration	▪ Oral route ▪ 4 weeks, daily administration



Patient A
Stool test
Specific qPCR companion diagnostic
Target bacteria
Phage treatment
BX002

CRC • Most Colorectal Cancer (CRC) Patients Do Not Respond to Immunotherapy



"Cold" tumor
+
Immune checkpoint inhibitors
=
Effect on tumor
"Hot" tumor
+
Immune checkpoint inhibitors
=
Effect on tumor

Sources: Vareki (2018), Journal for immunotherapy of Cancer; Galon et al. (2019), Nature Reviews/Drug Discovery

BiomX

CRC • Bacteria Residing Inside Tumors Offer a Novel Targeted Intervention to *"Uncloak"* Tumors to *"Hot"*

Numerous observations of bacteria residing inside tumors


F. nucleatum
Tumor
bacteria
Tumor

Bachrach et al. (2016), *Cell Host & Microbe*
Kostic et al. (2013), *Cell Host & Microbe*

BiomX

CRC • IV Delivery of Phage to Intra-tumor Bacteria has been Demonstrated

Experimental outline


+/-
F. nucleatum
+/-
Phage
CT26 SC
inoculation
0
d12
d13
Days

Termination: 24h after IV administration of phage, followed by qPCR analysis of the tumor for presence of phage and *F. nucleatum*

Results – Mice tumor qPCR analysis


Mean qPCR of lysogenic +/- SD
P<0.0001
Lysogenic abundance
-delta CT
0
-5
-10
-15
-20
-25
IV adm. F. nucleatum + +
IV adm. Phage - +

Detection of lysogenized intra-tumor *F. nucleatum* demonstrates phage delivered IV reached bacteria within tumor microenvironment and integrated stably into host bacteria genome

Source: Internal experiments

BiomX

CRC • Engineered Phage Designed to Bring Immune-stimulating Payload to Bacteria in Tumors

Phage are designed to carry payload targeting intra-tumor bacteria


Phage cocktail
Add payload using SynBio
+ new gene
Phage cocktail

Phage cocktail with a payload turns cold tumors into hot


"Cold" tumor
+ Immune checkpoint inhibitors =
Effect on tumor
Phage cocktail
IV
"Cold" tumor
"Hot" tumor
+ Immune checkpoint inhibitors =
Effect on tumor

BiomX

Key Catalysts

	1H19	2H19	1H20	2H20	1H21	2H21
Acne	Mfg.	Phase I starts	Phase I Results	Phase II results	Prep large-scale mfg.	**Prep large-scale mfg.**
IBD	Phage cocktail	Pre-IND meeting	Mfg.	Phase I results	**Phase II starts**	**Interim results**
PSC	Phage discovered	Phage cocktail	Pre-IND meeting	Mfg.	**Phase I/II starts**	**Interim results**

BiomX



BiomX

Transaction and Valuation Summary

Transaction Highlights[1]

- *Pro forma* valuation of $254 million
  - ~$99 million of post-transaction cash on the combined company balance sheet to pursue clinical and commercial development

- BiomX securityholders to roll 100% of their vested equity holdings in the transaction
  - Holders exchange all BiomX vested securities for 16.625 million CHAC shares[2] at $10.00 per share
  - Certain BiomX Shareholders are also purchasing an additional 2.000 million CHAC shares directly from current CHAC shareholders via purchase and sale agreements
  - Results in BiomX vested securityholders with approximately 73% ownership post-merger

- Earn-out provision provides certain shareholders of BiomX additional potential milestone-based equity consideration as follows[3]:
  - Additional 2.0 million shares if share price exceeds $16.50 by fiscal year 2021
  - Additional 2.0 million shares if share price exceeds $22.75 by fiscal year 2023
  - Additional 2.0 million shares if share price exceeds $29.00 by fiscal year 2025

(1) Assuming no redemptions from the CHAC shareholders.
(2) Includes vested securities convertible into CHAC shares.
(3) Based on VWAP during any 20 out of a 30-day period.

BiomX

Risks Related to Projections and Pro Forma Presentation

The inclusion of the CHAC projections for BiomX in the Proxy Statement and the inclusion in this Investor Presentation of certain analyses referencing such projections should not be regarded as an indication that BiomX, CHAC or their respective advisors or other representatives considered or consider the projections to be necessarily predictive of actual future financial performance or events, and the projections should not be relied upon as such.

BiomX is a preclinical stage microbiome company expecting to start a first clinical trial by the end of 2019, and as such does not yet have any revenue-generating products, and thus does not make public its long-term financial forecasts driven by the potential of its phage products. In connection with BiomX's Board of Directors' evaluation of the Business Combination, BiomX's management did not prepare long-range, risk-adjusted revenue projections but did provide expense estimates for the years 2019 through 2022, which were based on numerous assumptions and qualifications believed by BiomX to be reasonable. CHAC conducted additional analyses, independently of BiomX, to assess the risk-adjusted revenue prospects of acne (assuming the product candidate will be marketed as a cosmetic), IBD, PSC, and colorectal cancer products by relying on assumptions, none of which were approved by BiomX, about the robustness of BiomX's technologies, the likelihood of the emergence of phage as a therapeutic platform, regulatory postures around phage technology, and individual product probabilities of success, launch timing, pricing, pricing growth, market growth, phage market penetration, BiomX product candidates market share, effects from competition and certain other factors affecting the commercial prospects of BiomX's product candidates.

Factors considered and assumptions made by CHAC are extremely uncertain and difficult to predict, with many being beyond the control of BiomX or its competitors. CHAC thought it appropriate to prepare forecasts representing three cases (A, B, and C) reflecting a range of risk-adjusted commercial outcomes on BiomX's portfolio of product candidates, none of which has received any regulatory or marketing approvals. The three cases represent three potential outcomes with revenue variations over the three cases (A, B, and C) driven only by differences in various assumptions for product launch probabilities. As such, there can be no certainty that the projections presented will be realized or that BiomX will ever receive regulatory approvals required in connection with any product candidates or achieve profitability.

Case A: Lower product launch probabilities (BX001 40%, BX002 15%, BX003 10%)
Case B: Moderate product launch probabilities (BX001 60%, BX002 25%, BX003 15%)
Case C: Higher product launch probabilities (BX001 100%, BX002 40%, BX003 25%)

BiomX

Risks Related to Projections and Pro Forma Presentation (continued)

The projections below were not prepared for the purposes of public disclosure, nor for adherence to compliance with published guidelines of the SEC, nor for U.S. generally accepted accounting principles or other foreign or international accounting standards. In addition, the projections below were prepared by CHAC without the assistance, compilation, examination, or other review by independent accountants.

There may be differences between actual and projected results, and the differences may be material. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased by the length of time over which these assumptions apply. The failure to achieve assumptions and projections in early periods could have a compounding effect on the projections shown for the later periods. Thus, any such failure of an assumption or projection to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods.

BiomX is a preclinical stage company, without a regulatorily-approved product, and as discussed in the Proxy Statement, its business is subject to numerous risks. In the context of a preclinical stage company projections are inherently unreliable given the many variables, especially in later years, that may affect results.

All projections are "forward-looking statements" within the meaning of the "safe harbor" provisions of the US Private Securities Litigation Reform Act of 1995. See "Forward-Looking Statements" in this Investor Presentation.

BiomX

Merger Valuation versus DCF Analysis

Discounted Cash Flow Analysis, based on forecasts prepared by CHAC using a range of assumptions regarding clinical success and commercial acceptance. **Information on this page should be read in conjunction with prior pages and with disclosures in the Proxy Statement regarding the risk and uncertainties related to pro forma forecasts.**


Pro Forma Share Price
15.4% WACC
13.4% WACC
$70
$60
$50
$40
$30
$20
$10
$0
$10.00
$16.81
$22.99
$27.55
$37.81
$45.38
$62.37
At Business Combination
Case A: Lower product launch probabilities (BX001 40%, BX002 15%, BX003 10%)
Case B: Moderate product launch probabilities (BX001 60%, BX002 25%, BX003 15%)
Case C: Higher product launch probabilities (BX001 100%, BX002 40%, BX003 25%)

BiomX


BiomX
Thank you.